UNITED STATES SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     The Securities and Exchange Act of 1934

                  Date of Report:                    August 17, 2004
                                                     ---------------

                  Date of earliest event reported:   August 16, 2004
                                                     ---------------

                           Commission File No. 0-17706

                                    QNB CORP.
     -----------------------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


      Pennsylvania                                     23-2318082
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(State or other                             (IRS Employer Identification Number)
jurisdiction of incorporation)





15 North Third Street, Quakertown, PA                         18951-9005
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:
(215)538-5600
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

ITEM 4.  Changes in Registrant's Certifying Accountant

         Effective August 16, 2004, the Audit Committee of the Board of Directors of QNB Corp. (the "Registrant") engaged S.R. Snodgrass, A.C. of Wexford, Pennsylvania to replace KPMG LLP as the independent public accountants to audit the consolidated financial statements of the Registrant and its subsidiary, The Quakertown National Bank (the "Bank"). The change in accountants was approved by the Audit Committee following the dismissal of KPMG LLP on August 16, 2004 as the independent public accountants of the Registrant.

         In connection with the audits of the two fiscal years ending December 31, 2003 and December 31, 2002 and through August 16, 2004 there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

         The audit report of KPMG LLP on the consolidated financial statements of the Registrant and its subsidiary for the years ended December 31, 2003 and December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During that period, there were no "reportable events" within the meaning of Item 304 (a) (1) (v) of Regulation S-K promulgated under the Securities Act of 1933.

         The Registrant has requested that KPMG LLP furnish a letter addressed to the Securities and Exchange Commission stating whether KPMG LLP agrees with the above statements. A copy of that letter is attached as Exhibit 16 to this Form 8-K.

         During the Registrant's two most recent fiscal years and through August 16, 2004, the Registrant has not consulted S.R. Snodgrass, A.C. regarding the application of accounting principles, either contemplated or proposed, the type of audit opinion that might be rendered on the Registrant's financial statements or any other matters that would be required to be reported herein.


ITEM 7(c)         EXHIBITS

                  16. Letter of KPMG LLP.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, QNB Corp. has caused this Report to be signed on its behalf by the undersigned hereunto fully authorized.

                                    QNB CORP.


                                                     By: /s/ Bret H. Krevolin
                                                         -----------------------
                                                         Bret H. Krevolin
                                                         Chief Financial Officer

Date:    August 17, 2004



                                  EXHIBIT INDEX
Exhibit
Number                     Description
-----------                ---------------
 16                        Letter of KPMG LLP dated August 16, 2004.